                                                                      EXHIBIT 10


                              AMENDMENT NO. 1 TO CREDIT AGREEMENT


     AMENDMENT dated as of April 30, 1998 among VASTAR RESOURCES, INC. (with its successors, the "Borrower"), the BANKS listed on the signature pages hereof (with their successors, the "Banks"), MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent for the Banks (with its successors, the "Agent"), and the Co-Agents listed on the signature pages hereof (with their successors, the "Co-Agents").

     The parties hereto have heretofore entered into the Amended and Restated Credit Agreement dated as of March 31, 1997 (the "Agreement"), and wish to amend the Agreement as provided herein. The parties hereto therefore agree as follows:

     SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Agreement shall have the meaning assigned to such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall from and after the date hereof refer to the Agreement as amended hereby.

     SECTION 2. Amendment of Sections 4.06 and 4.07. Sections 4.06 and 4.07 of the Agreement are amended to read in full as follows:

          SECTION 4.06. Financial Information. The combined balance sheet of the Borrower as of December 31, 1997 and the related combined statements of income and cash flows for the fiscal year then ended, reported on by Coopers & Lybrand, copies of which have been delivered to each of the Banks, fairly present, in conformity with generally accepted accounting principles, the combined financial position of the Borrower as of such date and its combined results of operations and cash flows for such 12-month period.

          SECTION 4.07. No Material Adverse Change. Since December 31, 1997 there has been no material adverse change in the business, operations, affairs, assets, condition (financial or otherwise) or results of operations of the Borrower and its Consolidated Subsidiaries, considered as a whole.

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     SECTION 3.  Amendment of Section 5.07.  Section 5.07 of the Agreement is
amended to read in full as follows:

          SECTION 5.07. Consolidations, Mergers and Sales of Assets. The Borrower will not consolidate or merge with or into any other Person; provided that the Borrower may merge with another Person if (i) the Borrower is the corporation surviving such merger and (ii) after giving effect to such merger, no Default shall have occurred and be continuing; provided, further, that the Borrower may consolidate or merge with or into ARCO if (A) ARCO theretofore expressly assumes the obligations of the Borrower hereunder and under the Notes by an instrument satisfactory in form and substance to the Required Banks and (B) immediately after giving effect to such consolidation or merger and such assumption, no Default shall have occurred and be continuing. The Borrower and its Subsidiaries will not sell, lease or otherwise transfer, directly or indirectly, all or a substantial part of the assets of the Borrower and its Subsidiaries, taken as a whole, to any Person (other than the Borrower or any wholly-owned Subsidiary). A "substantial part of the assets of the Borrower and its Subsidiaries, taken as a whole" means assets with a fair market value equal to 51% or more of the amount of total debt and equity market capitalization of the Borrower and its Subsidiaries and for the purposes of the immediately preceding sentence shall be measured as of the end of the fiscal quarter of the Borrower immediately preceding the effective date of the sale, lease or transfer.

     SECTION 4. Designation of Co-Agent. Citibank, N.A. is hereby designated a Co-Agent under the Agreement.

     SECTION 5. Representations and Warranties. The Borrower hereby represents and warrants that as of the date hereof and after giving effect hereto:

          (i)  no Default under the Agreement has occurred and is continuing;
     and

          (ii) each representation and warranty of the Borrower set forth in the Agreement is true and correct as though made on and as of this date.

     SECTION 6. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

     SECTION 7. Counterparts; Conditions to Effectiveness. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective as of the date hereof when the Agent shall have received duly executed counterparts hereof signed by the Borrower and the Required

                                       2

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Banks (or, in the case of any party as to which an executed counterpart shall not have been received, the Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party).

                                       3

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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                             VASTAR RESOURCES, INC.


                             By:   /s/ Steven J. Shapiro
                                ---------------------------------
                                Title:  Senior Vice President and
                                Chief Financial Officer

                                       4

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                             MORGAN GUARANTY TRUST
                                COMPANY OF NEW YORK, as
                                Bank and Agent


                             By: /s/ Kevin McCann
                                ---------------------------------
                                Title:  Vice President



                             CITIBANK, N.A.,
                                as Bank and Co-Agent


                             By: /s/ J. Christopher Lyons
                                ---------------------------------
                                Title:  Vice President



                             NATIONSBANK OF TEXAS, N.A.,
                                as Bank and Co-Agent


                             By: /s/
                                 -------------------------------
                                Title:


                             CHASE BANK OF TEXAS, N.A.
                                as Bank and Co-Agent


                             By: /s/ James G. Nicholas
                                 --------------------------------
                                 Title: Executive Vice President

                                       5

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                             UNION BANK OF SWITZERLAND,
                                as Bank and Co-Agent


                             By: /s/ W. Benson Vance
                                 ----------------------------------
                                 Title:  Assistant Vice President


                             By: /s/ J. Finley Biggerstaff
                                 ----------------------------------
                                Title: Assistant Vice President



                             BANK OF MONTREAL


                             By: /s/ J.B. Whitmore
                                 ---------------------------------
                                 Title: Director



                             THE BANK OF NEW YORK


                             By: /s/ Raymond J. Palmer
                                 --------------------------------
                                Title: Vice President


                             THE BANK OF NOVA SCOTIA



                             By: /s/ F.C.H. Ashby
                                 --------------------------------
                                Title:  Senior Manager
                                        Loan Operations

                                       6

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                             CREDIT LYONNAIS NEW YORK
                                BRANCH


                             By: /s/ Philippe Soustra
                                 -------------------------------
                                Title:  Senior Vice President



                             THE FUJI BANK, LIMITED


                             By: /s/ Masahito Fukuda
                                 ------------------------------
                                Title:  Joint General Manager



                             THE INDUSTRIAL BANK OF JAPAN,
                                LIMITED, NEW YORK BRANCH


                             By: /s/ Kensaku Iwata
                                 -------------------------------------
                                Title: Senior Vice President & Deputy General
                                       Manager, Houston Office



                             LONG-TERM CREDIT BANK OF
                                JAPAN, LTD.


                             By: /s/ Douglas Whiddon
                                ----------------------------------------
                                Title:  Senior Vice President



                             MELLON BANK, N.A.


                             By: /s/ Roger E. Howard
                                 ---------------------------------------
                                Title: Vice President

                                       7

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                             SOCIETE GENERALE


                             By: /s/ Richard A. Erbert
                                 --------------------------------------
                                Title: Vice President



                             WACHOVIA BANK OF GEORGIA, N.A.


                             By: /s/ Paige Mesaros
                                 -------------------------------------
                                 Title: Vice President



                             BANK OF AMERICA NATIONAL TRUST
                                AND SAVINGS ASSOCIATION


                             By: /s/ Paul C. Colon
                                -------------------------------------
                                Title: Vice President



                             THE DAI-ICHI KANGYO BANK, LIMITED


                             By: /s/ Masatsugu Morishita
                                 -----------------------------------
                                 Title: Sr. Vice President & Joint General
                                       Manager



                             PNC BANK, NATIONAL ASSOCIATION


                             By: /s/ John R. Way
                                 ----------------------------------
                                 Title:  Assistant Vice President

                                       8

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                             ROYAL BANK OF CANADA


                             By: /s/ Linda M. Stephens
                                 ----------------------------------
                                 Title:  Senior Manager



                             THE SUMITOMO BANK, LIMITED


                             By: /s/ William R. McKown, III
                                 ----------------------------------
                                 Title:  Vice President & Manager



                             BARCLAYS BANK PLC


                             By: /s/ Salvatore Esposito
                                 ----------------------------------
                                 Title:  Director



                             KREDIETBANK, N.V.


                             By: /s/ Robert Snauffer
                                 ----------------------------------
                                 Title: Vice President


                             By: /s/ Tod R. Angus
                                 ----------------------------------
                                 Title:  Vice President

                                       9